UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| |   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

| |   Definitive Proxy Statement

|X|   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
	  PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)
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                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:

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| |   Fee paid previously with preliminary materials.

| |   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (4)  Date Filed:

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                  [LOGO]                        Pioneer Funds
                                           Level I Call Guide
                          (CONFIRM RECEIPT OF PROXY MATERIAL)


Good (morning, afternoon, evening). My name is (AGENT'S FULL NAME).
May I please speak with (STOCKHOLDER'S FULL NAME)?
(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Pioneer
Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Stockholders scheduled to take place on October 3, 2024.

Have you received the information?
(Pause for response)

If "Yes" or positive response:

If you're not able to attend the meeting, I can record your voting instructions by phone. The Fund's Board of Directors is recommending a vote "In Favor" of the proposal or proposals.

If "No" or negative response:

I would be happy to review the meeting agenda and record your vote by phone.
However, the Board of Directors is recommending a vote "In Favor" of the proposal or proposals.

Would you like to vote along with the Board's recommendation?
(Pause For Response)
(Review Voting Options with Stockholder If Necessary)

If we identify any additional accounts you own with Pioneer Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)

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*Confirmation - I am recording your (Recap Voting Instructions). Today (Today's
Date & Time).

For confirmation purposes:

..  Please state your full name. (Pause)

..  According to our records, you reside in (city, state, zip code). (Pause)

.. To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ______, your

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              FOR INTERNAL DISTRIBUTION ONLY  Updated 09-25-2024
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
                  [LOGO]                        Pioneer Funds
                                           Level I Call Guide
                          (CONFIRM RECEIPT OF PROXY MATERIAL)

vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

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              FOR INTERNAL DISTRIBUTION ONLY  Updated 09-25-2024
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[LOGO]

                                 Pioneer Funds
                       Level 1 Answering Machine Message

Hello.

I am calling regarding your investment with Pioneer Funds.

The Special Meeting of Stockholders is scheduled to take place on October 3, 2024. All stockholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-591-6309 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.